BEDMINSTER NATIONAL CORPORATION

90 Washington Valley Road, Bedminster, NJ 07921 (908) 719-8940

August 31, 2007

Dear Bedminster National Corp. Stockholder:

        The accompanying Information Statement is being furnished to the holders of shares of the common stock, of Bedminster National Corp., a Nevada corporation (the “Company” or “Bedminster National”). The Board of Directors is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that the Company’s board of directors authorized the spin-off of Bedminster Financial Corp., a wholly-owned subsidiary of the Company, which intends to manage investment assets and to provide trust services. The spin-off is expected to occur on September 10, 2007 and will be effected by way of a pro rata dividend of the stock of Bedminster Financial to the Company’s stockholders. Following the distribution, you will own shares in both Bedminster National and Bedminster Financial. Bedminster National will focus on providing management consulting services to third party companies, and Bedminster Financial will focus on managing investment assets and will begin to provide trust services.

Holders of record of our Class A and Class B common stock as of the close of business on August 31, 2007, which will be the record date for the spin-off, will receive one share of Bedminster Financial Class A and Class B common stock for every share of Bedminster National. Class A and Class B common stock held. No action is required on your part to receive your Bedminster Financial shares. You will not be required to pay anything for the new shares or to surrender any shares of Bedminster National stock.

Your receipt of Bedminster Financial shares in the distribution will not be tax free for U.S. federal income tax purposes. You should consult your own tax advisor as to the particular consequences of the distribution to you.

Our board of directors has determined that a distribution of the stock of Bedminster Financial to our stockholders is in the best interests of our stockholders. Bedminster Financial has distinct operations from our other remaining businesses, with different opportunities, challenges, strategies and means of doing business. Because of these differences, there are few synergies in the marketplace available to us by operating the businesses together. We anticipate that by separating Bedminster Financial business from our other businesses, we will permit the management of each company to focus on the opportunities specific to its own business. We believe this will enable enhanced growth through both internal expansion and strategic alliances. Additionally, the distribution will simplify the business profile of each of the businesses, allowing investors to more easily evaluate each of the companies in the future.

Following the distribution, Bedminster Financial intends to apply for its Class A common stock to be quoted on the OTC Bulletin Board. Bedminster National will continue to be quoted on the OTC Bulletin Board under its existing symbol “BMSTA”.

The enclosed Information Statement describes the distribution of shares of Bedminster Financial stock and provides important information regarding Bedminster Financial’s business, properties and historical financial information. We encourage you to read this material carefully. If you have any questions related to the spin-off and distribution, you should contact Paul Patrizio, President, Chief Executive Officer and Chief Financial Officer of Bedminster National Corp., 90 Washington Valley Road, Bedminster, New Jersey 07921, (908) 719-8940, or Bedminster National Corp.’s transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, telephone (212) 845-3200, fax (212) 509-5150, or visit their website at www.continentalstock.com.

Sincerely,

BEDMINSTER NATIONAL CORP.

By:	/s/ Paul Patrizio
PAUL PATRIZIO
Chairman, President, Chief Executive Officer, Chief Financial Officer

BEDMINSTER FINANCIAL CORPORATION

90 Washington Valley Road, Bedminster, NJ 07921 (908) 719-8941

August 31, 2007

Dear Bedminster Financial Corp. Stockholder:

It is my pleasure to welcome you as a stockholder of Bedminster Financial Corp., which intends to apply for its Class A common stock to be quoted on the OTC Bulletin Board. As part of Bedminster National Corp., we intend to which intends to manage investment assets and to provide trust services. Upon our separation from Bedminster National, we will operate as an independent public company.

We believe that as an independent public company, Bedminster Financial’s management will be able to focus on the opportunities specific to its own business, which will enable enhanced growth through both internal expansion and strategic alliances. We believe that we will be able to operate our business with even greater focus and agility. Additionally, we will be able to pursue strategic alliances and collaborations that are particularly beneficial to our businesses. Ultimately, we anticipate that our transition to an independent public company will lead to additional innovative and improved products and services.

We are pleased that you, as a stockholder of Bedminster Financial, will participate in our mission and will share in this exciting business opportunity. I invite you to learn more about Bedminster Financial and our opportunities as an independent public company in the attached Information Statement.

Sincerely,

BEDMINSTER FINANCIAL CORP.

By:	/s/ Paul Patrizio
PAUL PATRIZIO
Chairman, President, Chief Executive Officer, Chief Financial Officer

Information contained herein is subject to completion or amendment. A Registration Statement on Form 10-SB relating to these securities has been filed with the Securities and Exchange Commission.

Preliminary and Subject to Completion, dated August 31, 2007

INFORMATION STATEMENT

Bedminster Financial Corp.

DISTRIBUTION OF 8,755,900 SHARES OF CLASS A COMMON STOCK
AND 2,154,000 SHARES OF CLASS B COMMON STOCK

We are furnishing this Information Statement to the stockholders of Bedminster National Corp. in connection with Bedminster National’s distribution of all of the outstanding shares of Class A and Class B common stock of Bedminster Financial Corp. to the holders of Bedminster National’s Class A and Class B common stock. As of the date of this Information Statement, Bedminster National owns all of our outstanding Class A and Class B common stock. After the spin-off is completed, Bedminster Financial will be owned by the stockholders of Bedminster National of record on the record date for the distribution.

 We expect the spin-off to occur on or about September 10, 2007. If you are a holder of record of Bedminster National Class A and Class B common stock at the close of business on August 31, 2007, 2007, the record date for the spin-off, you will be entitled to receive: (a) one (1) share of our Class A common stock for every one (1) share of Bedminster National Class A common stock that you hold on the record date; and (b) one (1) share of our Class B common stock for every one (1) share of Bedminster National Class B common stock that you hold on the record date. Immediately after the distribution is completed on the distribution date, we will be an independent public company. We expect the distribution to occur on September 13, 2007.

NO STOCKHOLDER APPROVAL OF THE SPIN-OFF AND DISTRIBUTION IS REQUIRED OR SOUGHT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. You will not be required to pay for the shares of our Class A and/or Class B common stock received by you in the distribution, or to surrender or to exchange shares of Bedminster National Class A and/or Class B common stock in order to receive our Class A and/or Class B common stock or to take any other action in connection with the distribution.

No current public trading market exists for our Class A or Class B common stock, although we intend to apply for our common stock to be quoted on the OTC Bulletin Board (“OTCBB”).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement does not constitute an offer to sell or the solicitation of an offer to buy any securities.

If you have inquiries related to the spin-off and distribution, you should contact Paul Patrizio, President, Chief Executive Officer and Chief Financial Officer, Bedminster National Corp. 90 Washington Valley Road, Bedminster, New Jersey 07921, (908) 719-8940.

The date of this Information Statement is   August 31, 2007.

SUMMARY

This summary highlights information contained elsewhere in this Information Statement. You should read the entire Information Statement carefully, including, the section entitled "Risk Factors". All references to “Bedminster Financial”, “BFC”, “Company”, “we”, “our” or “us” and similar terms in this Information Statement refer to Bedminster Financial Corp., Inc., together with its subsidiaries. All references to “Bedminster National” or “BNC” in this Information Statement refer to Bedminster National Corp. together with its subsidiaries.

Our Company

We were incorporated in Nevada on January 16, 2007 for the purpose of effecting the spin-off and distribution. We do not have an operating history as an independent public company. We will provide institutions and high net worth individuals with trust and custodial services and investment advisory services. We have not yet received regulatory approval to provide such services but we will seek the necessary approvals from any governmental agencies required to conduct our business prior to commencing operations. After the distribution, we will be responsible for maintaining our own administrative functions separate from Bedminster National. The financial information included herein may not necessarily reflect the results of operations, financial position and cash flow of the company in the future or what the results of operations, financial position and cash flow would have been had the company been a separate entity during the periods presented.

Our Principal Executive Offices

Our principal executive offices will be located at 90 Washington Valley Road, Bedminster, New Jersey 07921 and our telephone number will be (908) 719-8942

The Spin-Off and Distribution

Distributing Company
Bedminster National Corp. is a consulting company providing management consulting services to third party companies, and through its wholly-owned subsidiaries, Bedminster Financial Corp. and Bedminster Capital Corp., intends to manage investment assets and own and manage real estate, respectively. After the spin-off and distribution, Bedminster National will not own any shares of our stock.

Distributed/Spun-Off Company
Bedminster Financial Corp., a wholly-owned subsidiary of Bedminster National, intends to manage investment assets and to provide trust services. After the spin-off and distribution, Bedminster Financial will be a separate, independent public company.

Distribution Ratio
Each holder of Bedminster National Class A common stock will receive a dividend of one (1) share of our Class A common stock for every one (1) share of Bedminster National Class A common stock held on the record date.

Each holder of Bedminster National Class B common stock will receive a dividend of one share of our Class B common stock for every one (1) share of Bedminster National Class B common stock held on the record date.

Securities to be Distributed
8,755,900 shares of our Class A and 2,154,000 shares of our Class B common stock, par value $.0001 per share. The shares of our Class A and/or Class B common stock to be distributed will constitute all of the outstanding shares of our Class A and/or Class B common stock immediately prior to distribution. You will not be required to pay for the shares of our Class A and/or Class B common stock distributed to you or to surrender or exchange your shares of Bedminster National Class A and/or Class B common stock in order to receive our Class A and/or Class B common stock or to take any other action in connection with the distribution.

Record Date	The record date is the close of business on August 31, 2007.

Distribution Date	The distribution is expected to be effective on or about September 10, 2007.

Trading Market	No current public trading market exists for our Class A or Class B common stock. We intend to apply for our Class A common stock to be quoted on the OTCBB.

Federal Income Tax Consequences of the Distribution
The distribution does not qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986. Each Bedminster National stockholder who receives our Class A and/or Class B common stock in the distribution will be taxed as if he/she had received a cash dividend equal to the fair market value of our common stock on the distribution date, which we believe to be nominal. Bedminster National is subject to a corporate level tax on the amount by which the fair market value of our common stock distributed in the distribution exceeded Bedminster National’s basis in such stock.

Our Relationship with Bedminster National after the Distribution
Following the distribution, we will be an independent public company and Bedminster National will have no continuing stock ownership interest in us. Prior to the distribution, we will enter into a separation and distribution agreement with Bedminster National Corp. for the purpose of separating Bedminster Financial from Bedminster National and distributing our common stock to Bedminster National’s stockholders.

Post-Distribution Dividend Policy
We do not anticipate paying any dividends on our Class A and Class B common stock in the foreseeable future. The payment and amount of dividends by us after the distribution will be subject to the discretion of our board of directors.

THE SPIN-OFF AND DISTRIBUTION

Background

Bedminster National was incorporated in Delaware on April 22, 2005. Currently, Bedminster National operates the following three distinct businesses: providing management consulting services to third party companies, and through its wholly-owned subsidiaries, Bedminster Financial Corp. and Bedminster Capital Corp., intends to manage investment assets and to own and manage real estate, respectively. In furtherance of its management consulting business plan, Bedminster National anticipates that it may acquire other entities in the future and provide its management consulting services to these entities. However, Bedminster National may never acquire other entities.

Bedminster Financial Corp., a wholly-owned subsidiary of Bedminster National, was incorporated in Nevada on January 16, 2007 to manage investment assets and provide trust service. We issued to Bedminster National on January 16, 2007, 8,755,900 shares of our Class A and 2,154,000 shares of our Class B common stock, par value $.0001 per share, constituting all of our issued and outstanding shares pursuant to an exemption from registration pursuant to Section 4(2) of the 1933 Securities Act. We will provide institutions and high net worth individuals with trust and custodial services and investment advisory services. The core of our business will be dependent on our client relationships. We believe that in addition to investment performance, client service is paramount in the asset management business. As such, a major focus of our business strategy will be to build strong relationships with clients to better enable us to anticipate their needs and to satisfy their investment objectives. Our future success will depend to a significant degree on both investment performance and our ability to provide responsive client service. We have not yet received regulatory approval to provide such services but will seek the necessary approvals from any governmental agencies required to conduct our business prior to commencing operations. After the spin-off and distribution, Bedminster National will not own any shares of our stock.

Reasons for the Spin-Off and Distribution

After careful consideration, Bedminster National’s board of directors decided to pursue the spin-off primarily for the following reasons:

»  Bedminster National’s desire to pursue a strategic reorganization and discontinue operating Bedminster Financial’s business;

»  the management consulting business and the management of investment assets and providing trust services businesses have fundamentally distinct characteristics, and operate in different markets and markets of different sizes with different growth, customers and competitors;

»  the management and board of directors of each company will be able to more fully focus on its separate business environment with a resulting increase in accountability for decisions;

»  eliminating any potential competition between the separate businesses for capital resources should facilitate efficient and effective utilization of available capital resources;

»  each business will be able to more directly align the interests of its key employee(s) with those of public investors by providing equity based compensation to the employee(s) and providing incentives that are tied to different types of businesses;

»  each business will have the ability to strengthen its capital structure to provide the flexibility to pursue its strategic objectives;

»  investors should be able to evaluate better each company's financial performance and strategies based on the merits and prospects of its independent business, thereby enhancing the likelihood that both companies will achieve appropriate market valuations; and

»  separate trading of each company's stock should increase the flexibility for each company to issue its equity as consideration in future acquisitions and alliances.

The Separation of Bedminster Financial from Bedminster National

We are currently a wholly-owned subsidiary of Bedminster National. We were incorporated on January 16, 2007 in preparation for our spin-off from Bedminster National. Under the Separation and Distribution Agreement with Bedminster National, Bedminster National agreed to transfer to us all of the Bedminster Financial assets and we have agreed to assume all of Bedminster Financial’s liabilities.

Description of the Spin-Off and Distribution

        On May 25, 2007, Bedminster National’s board of directors approved proceeding with the spin-off of Bedminster Financial from Bedminster National. To effect the spin-off, on August 30, 2007, Bedminster National’s board of directors approved a dividend to holders of record of Bedminster National’s Class A and Class B common stock on August 31, 2007, the record date, of all the shares of our Class A and Class B common stock that Bedminster National will own on the date of the distribution. These shares (8,755,900 shares of our Class A and 2,154,000 shares of our Class B common stock, par value $.0001 per share) will represent 100% of our outstanding Class A and Class B common stock immediately before the distribution.

The distribution will be effective on September 10, 2007. After the distribution, holders of Bedminster National Class A and Class B common stock of record on the record date will own Bedminster Financial Class A and Class B common stock as well as continue to own Bedminster National Class A and Class B common stock.

The Number of Shares You Will Receive

Each holder of Bedminster National Class A common stock will receive a dividend of one (1) share of our Class A common stock for every one (1) share of Bedminster National Class A common stock held on the record date. Each holder of Bedminster National Class B common stock will receive a dividend of one share of our Class B common stock for every one (1) share of Bedminster National Class B common stock held on the record date.

Please note that if you sell your shares of Bedminster National’s Class A and Class B common stock between the record date and the distribution date in the market, you will be selling your right to receive the dividend of shares of Bedminster Financial’s Class A and Class B common stock in the distribution.

When and How You Will Receive the Dividend

You must be a stockholder of Bedminster National on the record date or have acquired shares of Bedminster National Class A or Class B common stock between the record date and the distribution date in order to participate in the distribution. No other action is necessary on your part in order to receive the shares of our common stock in the distribution. You are not required to pay to any consideration to Bedminster National or us for the shares of our Class A and/or Class B common stock distributed to you or to surrender or exchange your shares of Bedminster National Class A and/or Class B common stock in order to receive our Class A and/or Class B common stock. The distribution will not affect the number of Bedminster National outstanding shares or the number of shares of Bedminster National stock that you own. DO NOT SEND YOUR STOCK CERTIFICATES TO BEDMINSTER NATIONAL, THE TRANSFER AGENT OR US. If you own Bedminster National stock through a broker or other nominee, your shares of our stock will be credited to your account by the broker or other nominee.

Results of the Distribution

After the spin-off and distribution, we will be a separate, independent public company owning and operating Bedminster Financial’s business previously owned by Bedminster National. Immediately following the distribution, Bedminster National will not own any shares of our stock and we expect to have approximately 50 holders of record of our Class A common stock and 8,755,900 shares of our Class A common stock outstanding, and 43 holders of record of our Class B common stock and 2,154,000 shares of our Class B common stock outstanding, based on Bedminster National’s record holders and outstanding shares.

Trading of Our Common Stock

No current public trading market exists for our Class A or Class B common stock. We intend to apply for our Class A common stock to be quoted on the OTCBB. We cannot assure you of the price at which our stock will be quoted before, on or after the distribution date and prices may fluctuate significantly until an orderly market develops. The combined trading prices of our Class A common stock and Bedminster National Class A common stock held by stockholders after the distribution may be less than, equal to or greater than the trading price of Bedminster National Class A common stock prior to the distribution.

As long as you have held Bedminster National Class A and/or Class B common stock for at least two years, the shares of our common stock that you receive will be freely transferable unless you have a special relationship or affiliation with us. You may be considered our affiliate after the distribution if you are an individual or entity that controls, is controlled by or is under common control with us. This may include some or all of our officers and directors. If you are an affiliate you will be permitted to sell your shares only pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from the registration requirements of the Securities Act, such as exemptions afforded by Section 4(2) of the Securities Act or Rule 144 thereunder.

U.S. Federal Income Tax Consequences of the Distribution

The following is a general summary as of the date of this Information Statement of certain U.S. federal income tax consequences resulting from the distribution to holders of Bedminster National common stock that are U.S. persons for U.S. federal income tax purposes. Holders of Bedminster National stock that are not U.S. persons may have different tax consequences than those described below and are urged to consult their tax advisors regarding the tax treatment to them under relevant non-U.S. tax law.

This discussion is based upon the Internal Revenue Code, existing and proposed Treasury Regulations promulgated thereunder and current administrative rulings and court decisions, all as in effect as of the date of this Information Statement, and all of which are subject to change, possibly with retroactive effect. This summary does not discuss all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, banks, insurance companies, tax-exempt organizations and non-U.S. persons. Further, this summary is limited to holders that hold their Bedminster National common stock as a capital asset within the meaning of Section 1221 of the Code (generally, assets held for investment). In addition, this summary does not address the tax consequences of the distribution under U.S. state or local law or under non-U.S. tax laws, or the tax consequences of transactions effectuated prior to or after the distribution (whether or not such transactions are undertaken in connection with the distribution). The federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This Information Statement and any exhibits or attachments is general in nature and not meant as specific investment or tax advice. CONSEQUENTLY, YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE DISTRIBUTION TO YOU.

The distribution will be a taxable transaction to Bedminster National and the Bedminster National stockholders. For U.S. federal income tax purposes:

»  Bedminster National will recognize gain, but not loss, equal to the difference between its basis in our common stock and the fair market value of our common stock;

»  Each Bedminster National stockholder who receives our Class A and/or Class B common stock in the distribution will be treated as if he/she had received a taxable distribution in an amount equal to the fair market value of our common stock received (which we believe to be nominal), which will result in (i) a dividend to the extent of his pro rata share of Bedminster National's current or accumulated earnings and profits (if any), (ii) a reduction in his basis in his Bedminster National common stock to the extent the amount received exceeds his share of Bedminster National's earnings and profits, and (iii) a gain (which will generally be a capital gain if the Bedminster National common stock is held as a capital asset on the distribution date) to the extent the fair market value of his shares of our common stock exceeds the sum of the amount treated as a dividend and his basis in his Bedminster National common stock;

»  The holding period for a Bedminster National stockholder’s shares of our common stock received in the distribution will include the holding period during which the stockholder held Bedminster National shares; and

»   Each Bedminster National stockholder’s basis in our stock received in the distribution will be the fair market value of our common stock on the distribution. Date, which we believe to be nominal

Reason for Furnishing this Information Statement

This Information Statement is being furnished to you by Bedminster Financial solely to provide you with information regarding the spin-off and distribution and our company. It is not and is not to be construed as an inducement or encouragement to buy or sell any of our securities. We believe the information contained in this Information Statement is accurate as of its date. Changes may occur after that date and we will not update the information except in the normal course of our respective public disclosure obligations and practices or as, specifically indicated in this Information Statement.

DIVIDEND POLICY

We do not anticipate paying any dividends on our Class A and Class B common stock in the foreseeable future. The payment and amount of dividends by us after the distribution will be subject to the discretion of our board of directors.

WHERE YOU CAN FIND MORE INFORMATION

We are required to comply with the reporting requirements of the Exchange Act and will file annual, quarterly and other reports with the Securities and Exchange Commission, or SEC.  We are also be subject to the proxy solicitation requirements of the Exchange Act. We have filed a registration statement on Form 10 under the Exchange Act with the SEC to register the shares of our common stock to be issued on the distribution date. This Information Statement is filed as apart of that registration statement and does not contain all of the information contained in the registration statement and exhibits. We refer you to our registration statement and each exhibit attached to it for a more complete description of matters involving us. Statements contained in this Information Statement as to the contents of any contract, agreement or other document referred to are not necessarily complete, and in each instance reference is made to the copy of each contract, agreement or other document filed as an exhibit to the registration statement, each statement being qualified by this reference. You may inspect the registration statement and exhibits and schedules filed with the Securities and Exchange Commission at the Commission's principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission. In addition, we will file electronic versions of our annual and quarterly reports on the Commission's Electronic Data Gathering Analysis and Retrieval, or EDGAR System. Our registration statement and the referenced exhibits can also be found on this site as well as our quarterly and annual reports. We will not send to our stockholders annual reports unless requested by the individual stockholders.

BEDMINSTER NATIONAL CORPORATION

90 Washington Valley Road, Bedminster, NJ 07921 (908) 719-8940

August 31, 2007

Dear Bedminster National Corp. Stockholder:

        The accompanying Information Statement is being furnished to the holders of shares of the common stock, of Bedminster National Corp., a Nevada corporation (the “Company” or “Bedminster National”). The Board of Directors is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that the Company’s board of directors authorized the spin-off of Bedminster Capital Corp., a wholly-owned subsidiary of the Company, which intends to own and manage real estate. The spin-off is expected to occur on September 10, 2007 and will be effected by way of a pro rata dividend of the stock of Bedminster Capital to the Company’s stockholders. Following the distribution, you will own shares in both Bedminster National and Bedminster Capital. Bedminster National will focus on providing management consulting services to third party companies, and Bedminster Capital will focus on own and manage real estate.

Holders of record of our Class A and Class B common stock as of the close of business on August 31, 2007, which will be the record date for the spin-off, will receive one share of Bedminster Capital Class A and Class B common stock for every share of Bedminster National. Class A and Class B common stock held. No action is required on your part to receive your Bedminster Capital shares. You will not be required to pay anything for the new shares or to surrender any shares of Bedminster National stock.

Your receipt of Bedminster Capital shares in the distribution will not be tax free for U.S. federal income tax purposes. You should consult your own tax advisor as to the particular consequences of the distribution to you.

Our board of directors has determined that a distribution of the stock of Bedminster Capital to our stockholders is in the best interests of our stockholders. Bedminster Capital has distinct operations from our other remaining businesses, with different opportunities, challenges, strategies and means of doing business. Because of these differences, there are few synergies in the marketplace available to us by operating the businesses together. We anticipate that by separating Bedminster Capital business from our other businesses, we will permit the management of each company to focus on the opportunities specific to its own business. We believe this will enable enhanced growth through both internal expansion and strategic alliances. Additionally, the distribution will simplify the business profile of each of the businesses, allowing investors to more easily evaluate each of the companies in the future.

Following the distribution, Bedminster Capital intends to apply for its Class A common stock to be quoted on the OTC Bulletin Board. Bedminster National will continue to be quoted on the OTC Bulletin Board under its existing symbol “BMSTA”.

The enclosed Information Statement describes the distribution of shares of Bedminster Capital stock and provides important information regarding Bedminster Capital’s business, properties and historical financial information. We encourage you to read this material carefully. If you have any questions related to the spin-off and distribution, you should contact Paul Patrizio, President, Chief Executive Officer and Chief Financial Officer of Bedminster National Corp., 90 Washington Valley Road, Bedminster, New Jersey 07921, (908) 719-8940, or Bedminster National Corp.’s transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, telephone (212) 845-3200, fax (212) 509-5150, or visit their website at www.continentalstock.com.

Sincerely,

BEDMINSTER NATIONAL CORP.

By:	/s/ Paul Patrizio
PAUL PATRIZIO
Chairman, President, Chief Executive Officer, Chief Financial Officer

1

BEDMINSTER CAPITAL CORPORATION

90 Washington Valley Road, Bedminster, NJ 07921 (908) 719-8941

August 31, 2007

Dear Bedminster Capital Corp. Stockholder:

It is my pleasure to welcome you as a stockholder of Bedminster Capital Corp., which intends to apply for its Class A common stock to be quoted on the OTC Bulletin Board. As part of Bedminster National Corp., we intend to own and manage real estate. Upon our separation from Bedminster National, we will operate as an independent public company.

We believe that as an independent public company, Bedminster Capital’s management will be able to focus on the opportunities specific to its own business, which will enable enhanced growth through both internal expansion and strategic alliances. We believe that we will be able to operate our business with even greater focus and agility. Additionally, we will be able to pursue strategic alliances and collaborations that are particularly beneficial to our businesses. Ultimately, we anticipate that our transition to an independent public company will lead to additional innovative and improved products and services.

We are pleased that you, as a stockholder of Bedminster Capital, will participate in our mission and will share in this exciting business opportunity.  I invite you to learn more about Bedminster Capital and our opportunities as an independent public company in the attached Information Statement.

Sincerely,

BEDMINSTER CAPITAL CORP.

By:	/s/ Paul Patrizio
PAUL PATRIZIO
Chairman, President, Chief Executive Officer, Chief Financial Officer

2

Information contained herein is subject to completion or amendment. A Registration Statement on Form 10-SB relating to these securities has been filed with the Securities and Exchange Commission.

Preliminary and Subject to Completion, dated August 31, 2007

INFORMATION STATEMENT

Bedminster Capital Corp.

DISTRIBUTION OF  8,755,900 SHARES OF CLASS A COMMON STOCK
AND 2,154,000 SHARES OF CLASS B COMMON STOCK

We are furnishing this Information Statement to the stockholders of Bedminster National Corp. in connection with Bedminster National’s distribution of all of the outstanding shares of Class A and Class B common stock of Bedminster Capital Corp. to the holders of Bedminster National’s Class A and Class B common stock. As of the date of this Information Statement, Bedminster National owns all of our outstanding Class A and Class B common stock. After the spin-off is completed, Bedminster Capital will be owned by the stockholders of Bedminster National of record on the record date for the distribution.

 We expect the spin-off to occur on or about September 10, 2007. If you are a holder of record of Bedminster National Class A and Class B common stock at the close of business on August 31, 2007, 2007, the record date for the spin-off, you will be entitled to receive: (a) one (1) share of our Class A common stock for every one (1) share of Bedminster National Class A common stock that you hold on the record date; and (b) one (1) share of our Class B common stock for every one (1) share of Bedminster National Class B common stock that you hold on the record date. Immediately after the distribution is completed on the distribution date, we will be an independent public company. We expect the distribution to occur on September 13, 2007.

NO STOCKHOLDER APPROVAL OF THE SPIN-OFF AND DISTRIBUTION IS REQUIRED OR SOUGHT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. You will not be required to pay for the shares of our Class A and/or Class B common stock received by you in the distribution, or to surrender or to exchange shares of Bedminster National Class A and/or Class B common stock in order to receive our Class A and/or Class B common stock or to take any other action in connection with the distribution.

No current public trading market exists for our Class A or Class B common stock, although we intend to apply for our common stock to be quoted on the OTC Bulletin Board (“OTCBB”).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement does not constitute an offer to sell or the solicitation of an offer to buy any securities.

If you have inquiries related to the spin-off and distribution, you should contact Paul Patrizio, President, Chief Executive Officer and Chief Financial Officer, Bedminster National Corp. 90 Washington Valley Road, Bedminster, New Jersey 07921, (908) 719-8940.

The date of this Information Statement is August 31, 2007.

3

SUMMARY

This summary highlights information contained elsewhere in this Information Statement. You should read the entire Information Statement carefully, including, the section entitled "Risk Factors". All references to “Bedminster Capital”, “BFC”, “Company”, “we”, “our” or “us” and similar terms in this Information Statement refer to Bedminster Capital Corp., Inc., together with its subsidiaries. All references to “Bedminster National” or “BNC” in this Information Statement refer to Bedminster National Corp. together with its subsidiaries.

Our Company

We were incorporated in Nevada on January 16, 2007 for the purpose of effecting the spin-off and distribution. We do not have an operating history as an independent public company. Our principal business is to own and manage real estate. After the distribution, we will be responsible for maintaining our own administrative functions separate from Bedminster National. The financial information included herein may not necessarily reflect the results of operations, financial position and cash flow of the company in the future or what the results of operations, financial position and cash flow would have been had the company been a separate entity during the periods presented.

Our Principal Executive Offices

Our principal executive offices will be located at 90 Washington Valley Road, Bedminster, New Jersey 07921 and our telephone number will be (908) 719-8942.

The Spin-Off and Distribution

Distributing Company
Bedminster National Corp. is a consulting company providing management consulting services to third party companies, and through its wholly-owned subsidiaries, Bedminster Capital Corp. and Bedminster Capital Corp., intends to manage investment assets and own and manage real estate, respectively. After the spin-off and distribution, Bedminster National will not own any shares of our stock.

Distributed/Spun-Off Company
Bedminster Capital Corp.’s, a wholly-owned subsidiary of Bedminster National, principal business is to own and manage real estate. After the spin-off and distribution, Bedminster Capital will be a separate, independent public company.

Distribution Ratio
Each holder of Bedminster National Class A common stock will receive a dividend of one (1) share of our Class A common stock for every one (1) share of Bedminster National Class A common stock held on the record date.

Each holder of Bedminster National Class B common stock will receive a dividend of one share of our Class B common stock for every one (1) share of Bedminster National Class B common stock held on the record date.

Securities to be Distributed
 8,755,900 shares of our Class A and 2,154,000 shares of our Class B common stock, par value $.0001 per share. The shares of our Class A and/or Class B common stock to be distributed will constitute all of the outstanding shares of our Class A and/or Class B common stock immediately prior to distribution. You will not be required to pay for the shares of our Class A and/or Class B common stock distributed to you or to surrender or exchange your shares of Bedminster National Class A and/or Class B common stock in order to receive our Class A and/or Class B common stock or to take any other action in connection with the distribution.

Record Date	The record date is the close of business on August 31, 2007.

Distribution Date	The distribution is expected to be effective on or about September 10, 2007.

Trading Market	No current public trading market exists for our Class A or Class B common stock. We intend to apply for our Class A common stock to be quoted on the OTCBB.

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Federal Income Tax Consequences of the Distribution
The distribution does not qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986. Each Bedminster National stockholder who receives our Class A and/or Class B common stock in the distribution will be taxed as if he/she had received a cash dividend equal to the fair market value of our common stock on the distribution date, which we believe to be nominal. Bedminster National is subject to a corporate level tax on the amount by which the fair market value of our common stock distributed in the distribution exceeded Bedminster National’s basis in such stock.

Our Relationship with Bedminster National after the Distribution
Following the distribution, we will be an independent public company and Bedminster National will have no continuing stock ownership interest in us. Prior to the distribution, we will enter into a separation and distribution agreement with Bedminster National Corp. for the purpose of separating Bedminster Capital from Bedminster National and distributing our common stock to Bedminster National’s stockholders.

Post-Distribution Dividend Policy
We do not anticipate paying any dividends on our Class A and Class B common stock in the foreseeable future. The payment and amount of dividends by us after the distribution will be subject to the discretion of our board of directors.

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Bedminster National was incorporated in Delaware on April 22, 2005. Currently, Bedminster National operates the following three distinct businesses: providing management consulting services to third party companies, and through its wholly-owned subsidiaries, Bedminster Financial Corp. and Bedminster Capital Corp., intends to manage investment assets and to own and manage real estate, respectively. In furtherance of its management consulting business plan, Bedminster National anticipates that it may acquire other entities in the future and provide its management consulting services to these entities. However, Bedminster National may never acquire other entities.

Bedminster Capital Corp., a wholly-owned subsidiary of Bedminster National, was incorporated in Nevada on January 16, 2007. We issued to Bedminster National on January 16, 2007,  8,755,900 shares of our Class A and 2,154,000 shares of our Class B common stock, par value $.0001 per share, constituting all of our issued and outstanding shares pursuant to an exemption from registration pursuant to Section 4(2) of the 1933 Securities Act. The Company's principal business is the ownership and management of real estate. The Company will buy, manage, operate, rehabilitate and dispose of real property of various types and descriptions, and engage in such other business and investment activities as would benefit the Company and its shareholders. The Company will seek income producing commercial or residential property and all of the Company's properties will be managed by professional third party property management companies. After the spin-off and distribution, Bedminster National will not own any shares of our stock.

Reasons for the Spin-Off and Distribution

After careful consideration, Bedminster National’s board of directors decided to pursue the spin-off primarily for the following reasons:

»  Bedminster National’s desire to pursue a strategic reorganization and discontinue operating Bedminster Capital’s business;

»  the management consulting business and the management of investment assets and providing trust services businesses have fundamentally distinct characteristics, and operate in different markets and markets of different sizes with different growth, customers and competitors;

»  the management and board of directors of each company will be able to more fully focus on its separate business environment with a resulting increase in accountability for decisions;

»  eliminating any potential competition between the separate businesses for capital resources should facilitate efficient and effective utilization of available capital resources;

»  each business will be able to more directly align the interests of its key employee(s) with those of public investors by providing equity based compensation to the employee(s) and providing incentives that are tied to different types of businesses;

»  each business will have the ability to strengthen its capital structure to provide the flexibility to pursue its strategic objectives;

»  investors should be able to evaluate better each company's financial performance and strategies based on the merits and prospects of its independent business, thereby enhancing the likelihood that both companies will achieve appropriate market valuations; and

»  separate trading of each company's stock should increase the flexibility for each company to issue its equity as consideration in future acquisitions and alliances.

The Separation of Bedminster Capital from Bedminster National

We are currently a wholly-owned subsidiary of Bedminster National. We were incorporated on January 16, 2007 in preparation for our spin-off from Bedminster National. Under the Separation and Distribution Agreement with Bedminster National, Bedminster National agreed to transfer to us all of the Bedminster Capital assets and we have agreed to assume all of Bedminster Capital’s liabilities.

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Description of the Spin-Off and Distribution

        On May 25, 2007, Bedminster National’s board of directors approved proceeding with the spin-off of Bedminster Capital from Bedminster National. To effect the spin-off, on August 30, 2007, Bedminster National’s board of directors approved a dividend to holders of record of Bedminster National’s Class A and Class B common stock on August 31, 2007, the record date, of all the shares of our Class A and Class B common stock that Bedminster National will own on the date of the distribution. These shares ( 8,755,900 shares of our Class A and 2,154,000 shares of our Class B common stock, par value $.0001 per share) will represent 100% of our outstanding Class A and Class B common stock immediately before the distribution.

The distribution will be effective on September 10, 2007. After the distribution, holders of Bedminster National Class A and Class B common stock of record on the record date will own Bedminster Capital Class A and Class B common stock as well as continue to own Bedminster National Class A and Class B common stock.

The Number of Shares You Will Receive

Each holder of Bedminster National Class A common stock will receive a dividend of one (1) share of our Class A common stock for every one (1) share of Bedminster National Class A common stock held on the record date. Each holder of Bedminster National Class B common stock will receive a dividend of one share of our Class B common stock for every one (1) share of Bedminster National Class B common stock held on the record date.

Please note that if you sell your shares of Bedminster National’s Class A and Class B common stock between the record date and the distribution date in the market, you will be selling your right to receive the dividend of shares of Bedminster Capital’s Class A and Class B common stock in the distribution.

When and How You Will Receive the Dividend

You must be a stockholder of Bedminster National on the record date or have acquired shares of Bedminster National Class A or Class B common stock between the record date and the distribution date in order to participate in the distribution. No other action is necessary on your part in order to receive the shares of our common stock in the distribution. You are not required to pay to any consideration to Bedminster National or us for the shares of our Class A and/or Class B common stock distributed to you or to surrender or exchange your shares of Bedminster National Class A and/or Class B common stock in order to receive our Class A and/or Class B common stock. The distribution will not affect the number of Bedminster National outstanding shares or the number of shares of Bedminster National stock that you own. DO NOT SEND YOUR STOCK CERTIFICATES TO BEDMINSTER NATIONAL, THE TRANSFER AGENT OR US. If you own Bedminster National stock through a broker or other nominee, your shares of our stock will be credited to your account by the broker or other nominee.

Results of the Distribution

After the spin-off and distribution, we will be a separate, independent public company owning and operating Bedminster Capital’s business previously owned by Bedminster National. Immediately following the distribution, Bedminster National will not own any shares of our stock and we expect to have approximately 50 holders of record of our Class A common stock and 8,755,900 shares of our Class A common stock outstanding, and 43 holders of record of our Class B common stock and 2,154,000 shares of our Class B common stock outstanding, based on Bedminster National’s record holders and outstanding shares.

Trading of Our Common Stock

No current public trading market exists for our Class A or Class B common stock. We intend to apply for our Class A common stock to be quoted on the OTCBB. We cannot assure you of the price at which our stock will be quoted before, on or after the distribution date and prices may fluctuate significantly until an orderly market develops. The combined trading prices of our Class A common stock and Bedminster National Class A common stock held by stockholders after the distribution may be less than, equal to or greater than the trading price of Bedminster National Class A common stock prior to the distribution.

As long as you have held Bedminster National Class A and/or Class B common stock for at least two years, the shares of our common stock that you receive will be freely transferable unless you have a special relationship or affiliation with us. You may be considered our affiliate after the distribution if you are an individual or entity that controls, is controlled by or is under common control with us. This may include some or all of our officers and directors. If you are an affiliate you will be permitted to sell your shares only pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from the registration requirements of the Securities Act, such as exemptions afforded by Section 4(2) of the Securities Act or Rule 144 thereunder.

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U.S. Federal Income Tax Consequences of the Distribution

The following is a general summary as of the date of this Information Statement of certain U.S. federal income tax consequences resulting from the distribution to holders of Bedminster National common stock that are U.S. persons for U.S. federal income tax purposes. Holders of Bedminster National stock that are not U.S. persons may have different tax consequences than those described below and are urged to consult their tax advisors regarding the tax treatment to them under relevant non-U.S. tax law.

This discussion is based upon the Internal Revenue Code, existing and proposed Treasury Regulations promulgated thereunder and current administrative rulings and court decisions, all as in effect as of the date of this Information Statement, and all of which are subject to change, possibly with retroactive effect. This summary does not discuss all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, banks, insurance companies, tax-exempt organizations and non-U.S. persons. Further, this summary is limited to holders that hold their Bedminster National common stock as a capital asset within the meaning of Section 1221 of the Code (generally, assets held for investment). In addition, this summary does not address the tax consequences of the distribution under U.S. state or local law or under non-U.S. tax laws, or the tax consequences of transactions effectuated prior to or after the distribution (whether or not such transactions are undertaken in connection with the distribution). The federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This Information Statement and any exhibits or attachments is general in nature and not meant as specific investment or tax advice. CONSEQUENTLY, YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE DISTRIBUTION TO YOU.

The distribution will be a taxable transaction to Bedminster National and the Bedminster National stockholders. For U.S. federal income tax purposes:

»  Bedminster National will recognize gain, but not loss, equal to the difference between its basis in our common stock and the fair market value of our common stock;

»  Each Bedminster National stockholder who receives our Class A and/or Class B common stock in the distribution will be treated as if he/she had received a taxable distribution in an amount equal to the fair market value of our common stock received (which we believe to be nominal), which will result in (i) a dividend to the extent of his pro rata share of Bedminster National's current or accumulated earnings and profits (if any), (ii) a reduction in his basis in his Bedminster National common stock to the extent the amount received exceeds his share of Bedminster National's earnings and profits, and (iii) a gain (which will generally be a capital gain if the Bedminster National common stock is held as a capital asset on the distribution date) to the extent the fair market value of his shares of our common stock exceeds the sum of the amount treated as a dividend and his basis in his Bedminster National common stock;

»  The holding period for a Bedminster National stockholder’s shares of our common stock received in the distribution will include the holding period during which the stockholder held Bedminster National shares; and

»   Each Bedminster National stockholder’s basis in our stock received in the distribution will be the fair market value of our common stock on the distribution. Date, which we believe to be nominal

Reason for Furnishing this Information Statement

This Information Statement is being furnished to you by Bedminster Capital solely to provide you with information regarding the spin-off and distribution and our company. It is not and is not to be construed as an inducement or encouragement to buy or sell any of our securities. We believe the information contained in this Information Statement is accurate as of its date. Changes may occur after that date and we will not update the information except in the normal course of our respective public disclosure obligations and practices or as, specifically indicated in this Information Statement.

DIVIDEND POLICY

We do not anticipate paying any dividends on our Class A and Class B common stock in the foreseeable future. The payment and amount of dividends by us after the distribution will be subject to the discretion of our board of directors.

WHERE YOU CAN FIND MORE INFORMATION

We are required to comply with the reporting requirements of the Exchange Act and will file annual, quarterly and other reports with the Securities and Exchange Commission, or SEC.  We are also be subject to the proxy solicitation requirements of the Exchange Act. We have filed a registration statement on Form 10 under the Exchange Act with the SEC to register the shares of our common stock to be issued on the distribution date. This Information Statement is filed as apart of that registration statement and does not contain all of the information contained in the registration statement and exhibits. We refer you to our registration statement and each exhibit attached to it for a more complete description of matters involving us. Statements contained in this Information Statement as to the contents of any contract, agreement or other document referred to are not necessarily complete, and in each instance reference is made to the copy of each contract, agreement or other document filed as an exhibit to the registration statement, each statement being qualified by this reference. You may inspect the registration statement and exhibits and schedules filed with the Securities and Exchange Commission at the Commission's principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission. In addition, we will file electronic versions of our annual and quarterly reports on the Commission's Electronic Data Gathering Analysis and Retrieval, or EDGAR System. Our registration statement and the referenced exhibits can also be found on this site as well as our quarterly and annual reports. We will not send to our stockholders annual reports unless requested by the individual stockholders.

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